EXHIBIT 99.1

Chevron Announces Agreement to Acquire Anadarko

•	Strategic fit that enhances Chevron’s advantaged portfolio
•	Delivers $2 billion in anticipated annual operating cost and capital synergies
•	Accretive to free cash flow and earnings one year after close
•	Share repurchase annual target increases by 25 percent to $5 billion
SAN RAMON, Calif., April 12, 2019 – Chevron Corporation (NYSE: CVX) announced today that it has entered into a definitive agreement with Anadarko Petroleum Corporation (NYSE: APC) to acquire all of the outstanding shares of Anadarko in a stock and cash transaction valued at $33 billion, or $65 per share. Based on Chevron’s closing price on April 11, 2019 and under the terms of the agreement, Anadarko shareholders will receive 0.3869 shares of Chevron and $16.25 in cash for each Anadarko share. The total enterprise value of the transaction is $50 billion.

The acquisition of Anadarko will significantly enhance Chevron’s already advantaged Upstream portfolio and further strengthen its leading positions in large, attractive shale, deepwater and natural gas resource basins. Furthermore, Western Midstream Partners, LP (NYSE: WES) is a successful midstream company whose assets are well aligned with the combined companies’ upstream positions, which should further enhance their economics and execution capabilities.

“This transaction builds strength on strength for Chevron,” said Chevron’s Chairman and CEO Michael Wirth. “The combination of Anadarko’s premier, high-quality assets with our advantaged portfolio strengthens our leading position in the Permian, builds on our deepwater Gulf of Mexico capabilities and will grow our LNG business. It creates attractive growth opportunities in areas that play to Chevron’s operational strengths and underscores our commitment to short-cycle, higher-return investments.”

“This transaction will unlock significant value for shareholders, generating anticipated annual run-rate synergies of approximately $2 billion, and will be accretive to free cash flow and earnings one year after close,” Wirth concluded.

“The strategic combination of Chevron and Anadarko will form a stronger and better company with world-class assets, people and opportunities,” said Anadarko Chairman and CEO Al Walker. “I have tremendous respect for Mike and his leadership team and believe Chevron’s strategy, scale and operational capabilities will further accelerate the value of Anadarko’s assets.”

Transaction Benefits

•	Strong Strategic Fit: Anadarko’s assets will enhance Chevron’s portfolio across a diverse set of asset classes, including:

o
Shale & Tight – The combination of the two companies will create a 75-mile-wide corridor across the most attractive acreage in the Delaware basin, extending Chevron’s leading position as a producer in the Permian.

o
Deepwater – The combination will enhance Chevron's existing high-margin position in the deepwater Gulf of Mexico (GOM), where it is already a leading producer, and extend its deepwater infrastructure network.

o	LNG – Chevron will gain another world-class resource base in Mozambique to support growing LNG demand. Area 1 is a very cost-competitive and well-prepared greenfield project close to major markets.

•
Significant Operating and Capital Synergies: The transaction is expected to achieve run-rate cost synergies of $1 billion before tax and capital spending reductions of $1 billion within a year of closing.

•	Accretive to Free Cash Flow and EPS: Chevron expects the transaction to be accretive to free cash flow and earnings per share one year after closing, at $60 Brent.

•
Opportunity to High-Grade Portfolio: Chevron plans to divest $15 to $20 billion of assets between 2020 and 2022. The proceeds will be used to further reduce debt and return additional cash to shareholders.

•	Increased Shareholder Returns: As a result of higher expected free cash flow, Chevron plans to increase its share repurchase rate from $4 billion to $5 billion per year upon closing the transaction.

Transaction Details

The acquisition consideration is structured as 75 percent stock and 25 percent cash, providing an overall value of $65 per share based on the closing price of Chevron stock on April 11, 2019.  In aggregate, upon closing of the transaction, Chevron will issue approximately 200 million shares of stock and pay approximately $8 billion in cash. Chevron will also assume estimated net debt of $15 billion. Total enterprise value of $50 billion includes the assumption of net debt and book value of non-controlling interest.

The transaction has been approved by the Boards of Directors of both companies and is expected to close in the second half of the year. The acquisition is subject to Anadarko shareholder approval. It is also subject to regulatory approvals and other customary closing conditions.

Upon closing, the Company will continue be led by Michael Wirth as Chairman and CEO. Chevron will remain headquartered in San Ramon, California.

Advisors

Credit Suisse Securities (USA) LLC is acting as financial advisor to Chevron. Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal advisor to Chevron. Evercore and Goldman Sachs & Co. LLC are acting as financial advisors to Anadarko. Wachtell, Lipton, Rosen & Katz and Vinson & Elkins LLP are acting as legal advisors to Anadarko.

Conference Call

Chevron will conduct a conference call on Friday, April 12, 2019, at 8:30 a.m. ET to discuss the transaction.

A webcast of the discussion will be available in a listen-only mode to individual investors, media, and other interested parties on Chevron’s website at www.chevron.com under the “Investors” section, or by calling Toll-Free U.S. +1 866-219-7734 or International +1 478-205-0666 and providing the Conference ID 2864506. Additional materials will be available under “Events and Presentations” in the “Investors” section on the Chevron website.

About Chevron
Chevron Corporation is one of the world's leading integrated energy companies. Through its subsidiaries that conduct business worldwide, the company is involved in virtually every facet of the energy industry. Chevron explores for, produces and transports crude oil and natural gas; refines, markets and distributes transportation fuels and lubricants; manufactures and sells petrochemicals and additives; generates power; and develops and deploys technologies that enhance business value in every aspect of the company's operations. Chevron is based in San Ramon, Calif. More information about Chevron is available at www.chevron.com.

About Anadarko
Anadarko Petroleum Corporation’s mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world’s health and welfare. As of year-end 2018, the company had 1.47 billion barrels-equivalent of proved reserves, making it one of the world’s largest independent exploration and production companies. For more information about Anadarko and APC Flash Feed updates, please visit www.anadarko.com.

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Contact:  Kent Robertson -- +1 925-842-1456
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As used in this news release, the term “Chevron” and such terms as “the company,” “the corporation,” “our,” “we,” “us” and “its” may refer to Chevron Corporation, one or more of its consolidated subsidiaries, or to all of them taken as a whole. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Chevron Corporation (“Chevron”) and Anadarko Petroleum Corporation (“Anadarko”), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated annual operating cost and capital synergies and anticipated free cash flow accretion), the increase of Chevron’s share repurchase annual target, projected financial information, future opportunities, and any other statements regarding Chevron’s and Anadarko’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised” and similar expressions. All such forward-looking statements are based on current expectations of Chevron’s and Anadarko’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Anadarko stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Chevron’s or Anadarko’s respective businesses; the effect of this communication on Chevron’s or Anadarko’s stock prices; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Anadarko’s control; transaction costs; Chevron’s ability to achieve the benefits from the proposed transaction, including the anticipated annual operating cost and capital synergies; Chevron’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing crude oil and natural gas prices; changing refining, marketing and chemicals margins; Chevron's ability to realize anticipated cost savings and expenditure reductions; actions of competitors or regulators; timing of exploration expenses; timing of crude oil liftings; the competitiveness of alternate-energy sources or product substitutes; technological developments; the results of operations and financial condition of Chevron's suppliers, vendors, partners and equity affiliates, particularly during extended periods of low prices for crude oil and natural gas; the inability or failure of Chevron’s joint-venture partners to fund their share of operations and development activities; the potential failure to achieve expected net production from existing and future crude oil and natural gas development projects; potential delays in the development, construction or start-up of planned projects; the potential disruption or interruption of Chevron’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats and terrorist acts, crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries, or other natural or human causes beyond Chevron’s control; changing economic, regulatory and political environments in the various countries in which Chevron operates; general domestic and international economic and political conditions; the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; significant operational, investment or product changes required by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce greenhouse gas emissions; the potential liability resulting from other pending or future litigation; Chevron’s future acquisition or disposition of assets or shares or the delay or failure of such transactions to close based on required closing conditions; the potential for gains and losses from asset dispositions or impairments; government-mandated sales, divestitures, recapitalizations, industry-specific taxes, tariffs, sanctions, changes in fiscal terms or restrictions on scope of company operations; foreign currency movements compared with the U.S. dollar; material reductions in corporate liquidity and access to debt markets; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; Chevron's ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and the factors set forth under the heading “Risk Factors” on pages 18 through 21 of Chevron’s 2018 Annual Report on Form 10-K. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Chevron assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction, Chevron expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of Anadarko. After the registration statement is declared effective Anadarko will mail a definitive proxy statement/prospectus to stockholders of Anadarko. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or Anadarko may file with the SEC and send to Anadarko’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND ANADARKO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Chevron or Anadarko through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron will be available free of charge on Chevron’s website at http://www.chevron.com/investors and copies of the documents filed with the SEC by Anadarko will be available free of charge on Anadarko’s website at http://investors.anadarko.com.

Chevron and Anadarko and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Chevron is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 22, 2019, and its proxy statement for its 2019 annual meeting of stockholders, which Chevron expects to be filed with the SEC on April 15, 2019. Information about the directors and executive officers of Anadarko is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 14, 2019, and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 29, 2019. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.